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                                   SUPPLEMENT
                                     TO THE
         SCHWAB NEW JERSEY MUNICIPAL MONEY FUND AND SCHWAB PENNSYLVANIA
                     MUNICIPAL MONEY FUND PROSPECTUS DATED
                                JANUARY 20, 1998
              SCHWAB FLORIDA MUNICIPAL MONEY FUND PROSPECTUS DATED
                                FEBRUARY 16, 1998

The following replaces the third paragraph in the "How to Buy, Sell or Exchange" section of the prospectus.

AUTOMATIC INVESTMENT. Investors may choose a Fund as their "primary fund" and uninvested cash balances in their account will be automatically invested in Sweep Shares of their primary fund, according to the terms and conditions of their account agreement. Sweep Shares of a primary fund also will be sold to cover any negative cash balance in their account, according to the terms and conditions of their account agreement.

The following replaces the fourth, fifth, sixth and ninth paragraphs contained in the "Opening a Schwab Account" section of the prospectus.

Schwab offers different types of accounts with varying minimum initial investment and balance requirements designed to fit the needs of a variety of investors. Contact Schwab for more information and read your account agreement and application for specific account details, including minimum initial investment and balance requirements and fees. Contact Schwab for instructions and any applicable fees if you would like to wire money from your Schwab account.


TF5561 (4/20/98)